                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                              Date of Report: January 10, 2002

                              Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

          Colorado               0-24768             84-1123311
 (State or other jurisdiction                  (Commission (IRS Employer
          of incorporation)   File Number)      Identification No.)

       305 Madison Avenue, Suite 2033, New York, NY        10165
       (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (212) 697-2509

Item 5. Other Events.  Press release announcing Medix to present at UBS Warburg's Global
Healthcare Services Conference.

Exhibits:
      Exhibit 99.1 - Copy of Press Release

Information  herein contains  forward-looking  statements that involve risks and uncertainties that might adversely affect the Company's operating results in the future to a material  degree.  Such  risks and  uncertainties  include,  without limitation,  the  ability  of the  Company  to  raise  capital  to  finance  the development of its software products, the effectiveness and the marketability of
those  products,   the  ability  of  the  Company  to  protect  its  proprietary information, and the establishment of an efficient corporate operating structure as the Company grows.  These and other risks and  uncertainties are presented in detail in the  Company's  Form 10-KSB for  2000,and  its Form 10-Q for the third quarter of 2001,  which were filed with the Securities and Exchange  Commission.
This information is available from the SEC or the Company.

                                         SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                          MEDIX RESOURCES, INC.

Date: January 10, 2002                       By: Gary L. Smith
                                             Executive Vice President and
                                             Chief Financial Officer

Exhibit 99.1

                             [GRAPHIC OMITTED][GRAPHIC OMITTED]

News Release

CONTACT: Gary Smith
(212) 697-2509
(212) 681-9817 (fax)

Andy Brown
(718) 323-7424

 MEDIX RESOURCES TO PRESENT AT UBS WARBURG'S GLOBAL HEALTHCARE SERVICES CONFERENCE
                                     ------

      New York, January 10, 2002  - Medix Resources (AMEX: MXR) today announced that it be presenting at UBS Warburg's Global Healthcare Services Conference.  The conference, to be held at The Plaza  Hotel in New York  City,  will be held from  Monday,  February  4 through
Thursday, February 7, 2002.
      John R. Prufeta,  President and Chief Executive  Officer of Medix  Resources,  will be presenting  on  Thursday,  February 7 from 11:00 - 11:30  a.m.,  immediately  followed  by a
20-minute Q & A session.
      "The UBS Warburg  Global  Healthcare  Services  Conference is an annual high point for
organizations  in  the  healthcare  sector.   Medix  Resources  is  delighted  to  have  the
opportunity to present at this quality event," commented Mr. Prufeta.

About Medix Resources, Inc.
      Medix Resources,  Inc.,  through its wholly owned subsidiary Cymedix Lynx Corporation, is the  developer  and  provider  of the  Cymedix(R)suite of fully  secure,  Internet  based transaction  software  products,  that enable  communication  of high value added healthcare
information  among  physician  offices,   hospitals,  health  management  organizations  and
insurance  companies.  Additional  information  about Medix  Resources  and its products and
services   can  be  found   by   visiting   its  Web   sites,   WWW.MEDIXRESOURCES.COM   and
www.cymedix.com, or by calling (800) 326-8773.

                                           # # #

Information in this press release  contains  forward-looking  statements  that involve risks and uncertainties that might adversely affect the Company's  operating results in the future to a material degree. Such risks and uncertainties include, without limitation,  the ability of the Company to raise capital to finance the  development  of its software  products,  the effectiveness  and the  marketability  of those  products,  the  ability  of the  Company to protect  its  proprietary  information,  and the  establishment  of an  efficient  corporate operating  structure  as the  Company  grows.  These and other risks and  uncertainties  are presented in detail in the Company's  Form 10-KSB for 2000,  and its Form 10-Q for the third quarter of 2001,  which were filed with the Securities and Exchange  Commission on March 21,
2001,  and November 14, 2001,  respectively.  This  information is available from the SEC or the Company.